                           PAUL HARRIS STORES, INC.

                              3,000,000 Shares/1/



                                 Common Stock


                            UNDERWRITING AGREEMENT
                            ----------------------



                                 May ___, 1997



PRUDENTIAL SECURITIES INCORPORATED
ROBERTSON, STEPHENS & COMPANY LLC
RODMAN & RENSHAW, INC.
As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York  10292

Dear Sirs:

     Paul Harris Stores, Inc., an Indiana corporation (the "Company"), and The Prudential Insurance Company of America (the "Selling Securityholder"), hereby confirm their agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

     1. Securities. Subject to the terms and conditions herein contained, the Company and the Selling Securityholder propose to sell to the several Underwriters an aggregate of 3,000,000 shares (the "Firm Securities") of the Company's Common Stock, without par value ("Common Stock"), of which 500,000 shares will be issued and sold by the Company (the

------------------
 /1/ Plus an option to purchase from Paul Harris Stores, Inc. up to 450,000 additional shares to cover over-allotments.

"Company's Firm Securities") and 2,500,000 shares will be sold by the Selling Securityholder (the "Selling Securityholder's Firm Securities"). The Company also proposes to issue and sell to the several Underwriters not more than 450,000 additional shares of Common Stock if requested by the Representatives as provided in Section 3 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities," and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities."

     2.   Representations and Warranties of the Company.
          ---------------------------------------------

     (a) The Company represents and warrants to, and agrees with, each of the several Underwriters that:

          (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). A registration statement on such form (File No. 333-25053) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Act, and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (1) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements and, if required to be filed pursuant to Rules 434(c)(2) and 424(b), an Integrated Prospectus (as hereinafter defined), in either case, containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (2) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (A)(1) or (A)(2) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including (x) all financial schedules and exhibits thereto, (Y) all documents incorporated by reference therein filed under the

     Securities Exchange Act of 1934, as amended (the "Exchange Act") and (Z) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined) or, if required to be filed pursuant to Rules 434(c)(2) and 424(b), in the Integrated Prospectus; the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) (including the Original Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with the Original Registration Statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective), including all documents incorporated by reference therein filed under the Exchange Act; the term "Prospectus" means:

               (A) If the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

               (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

               (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement, including, in the case of the immediately foregoing clauses (A), (B) or (C) of this sentence, all documents incorporated by reference therein filed under the Exchange Act; the term "Integrated Prospectus" means a prospectus first filed with the Commission pursuant to Rules 434(c)(2) and 424(b) under the Act; and the term "Term Sheet" means any abbreviated Term Sheet that satisfies the requirements of Rule 434 under the Act. Any reference in this Agreement to an "amendment or supplement" to any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or an "amendment" to any registration statement (including the Registration Statement) shall be deemed to include any document incorporated by reference therein that is filed with the Commission under the Exchange Act after the date of such Preliminary Prospectus, Prospectus or any Integrated Prospectus, or registration statement, as the case may be; any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet. For purposes of the preceding sentence, any reference to the "effective date" of an amendment to a registration statement shall, if such amendment is effected by means of the filing with the Commission under the Exchange Act of a document incorporated by reference in such registration statement, be deemed to refer to the date on which such document was filed with the Commission.

     (ii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus and any amendment or supplement thereto was filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act, the Exchange Act and the rules and regulations of the Commission thereunder and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any Integrated Prospectus or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) on the date when the Prospectus is otherwise amended or supplemented and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), each of the Prospectus and, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (ii) do not apply to statements or omissions made in any Preliminary Prospectus or any amendment or supplement thereto, the Registration Statement or any amendment thereto, the Prospectus or, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

     (iii) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (A) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (B) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

     (iv) The Company has been duly organized and is validly existing as a corporation under the laws of Indiana and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), business prospects, net worth or results of operations of the Company.

     (v) The Company has full power (corporate and other) to own or lease its properties and conduct its business as described in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus); and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

     (vi) The Company does not directly or indirectly own any shares of stock or any other equity securities of any corporation or have any direct or indirect equity interest in any firm, partnership, association or other entity, which corporation, firm, partnership, association or other entity would, individually or when aggregated with all such other corporations, firms, partnerships, associations or other entities, be considered a "significant subsidiary" within the meaning of Rule 1-02 of Regulation S-X under the Act.

     (vii) The Company has an authorized, issued and outstanding capitalization as set forth in each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus). All of the issued shares of capital stock of the Company (including but not limited to the Securities being sold by the Selling Securityholder) have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with all applicable federal and state securities laws. The Firm Securities and Option Securities being issued and sold by the Company have been duly authorized and at the Firm Closing Date or Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

     (viii) The capital stock of the Company conforms to the description thereof contained in each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

     (ix) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Registration Statement and each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its consolidated subsidiaries and the results of operations and cash flows as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected consolidated financial data set forth under the caption "Selected Consolidated Financial and Operating Data" in each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) and in the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 1997 fairly present, on the basis stated in each of the Prospectus, any Integrated Prospectus and such Annual Report (or such Preliminary Prospectus), the information included therein.

     (x) Price Waterhouse LLP, who have audited certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act, the Exchange Act and the applicable rules and regulations thereunder.

     (xi) The execution and delivery of this Agreement have been duly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

     (xii) No legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject that are required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus and are not described therein (or, if the Prospectus or any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), and, no such proceedings have been threatened against the Company or with respect to any of its properties; and no contract or other document is required to be described in the Registration Statement, the Prospectus or any Integrated Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus or any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) or filed as required.

     (xiii) The issuance, offering and sale of the Securities being issued and sold by the Company to the Underwriters pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of the execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act or (B) conflict with or result in a breach or violation of any terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company is a party or by which the Company or any of its properties are bound, or the charter documents or bylaws of the Company, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company.

     (xiv) Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), (A) the Company has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company; (B) the Company has not incurred any material liability or obligation, directly or contingent, nor entered into any material transaction not in the ordinary course of business; (C) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (D) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus.)

     (xv) The Company has not, directly or indirectly, (A) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or
(B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Securities or
(2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Security holder under this Agreement.

     (xvi) The Company has good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by it, free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company, and any real property and buildings held under lease by the Company are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company, in each case except as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

     (xvii) No labor dispute with the employees of the Company exists or is threatened or imminent that could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

     (xviii)   The Company owns or possesses, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by it in connection with its businesses, and the Company has not received any notice of, or has any reasonable belief that its use constitutes, an infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

     (xix) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company has no any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

     (xx) The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

     (xxi) The Company will conduct its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and this transaction will not cause the Company to become an investment company subject to registration under the Investment Company Act.

     (xxii) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), business prospects, net worth or results of operations of the Company) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

     (xxiii)   The Company is not in violation of any federal or state law or regulation relating to (A) the environment or hazardous or toxic substances or wastes, pollutants or contaminants or to the storage, handling or transportation of hazardous or toxic material ("Environmental Laws") or (B) occupational safety and health and the Company has received all permits, licenses or other approvals required of it under applicable federal and state occupational safety and health and Environmental Laws and regulations to conduct its business, and the Company is in compliance with all terms and conditions of any such permit, license or approval, except for any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus). The Company has no pending or threatened Environmental Law or occupational safety and health claims against it nor are there circumstances with respect to any property or operations of the Company that could reasonably be anticipated to form the basis of an Environmental Law or occupational safety and health claim against the Company which, singly or in the aggregate, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, except as described in or contemplated by each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

     (xxiv) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     (xxv) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (xxvi) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound.

     (xxvii)   All offers and sales of the Company's capital stock from
September 15, 1992 through the date hereof, were at all relevant times either registered pursuant to the Act or exempt from the registration requirements of the Act, and were the subject of an available exemption from the registration requirements of all applicable state securities or blue sky laws.

     (xxviii) Except as disclosed in each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), there are no outstanding
(A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

     (xxix) The Company has not distributed and, prior to the later of (A) the Firm Closing Date and (B) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any supplement or amendment thereto, or any materials, if any permitted by the Act.

     (xxx) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) to the extent such provisions are applicable to the Company.

     (b) The Selling Securityholder represents and warrants to, and agrees with, each of the several Underwriters that:

     (i) The Selling Securityholder has full corporate power to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Securities to be sold by the Selling Securityholder hereunder in accordance with the terms of this Agreement; the execution and delivery of this Agreement have been duly authorized by all necessary corporate actions of the Selling Securityholder; and this Agreement has been duly executed and delivered by the Selling Securityholder and is the valid and binding agreement of such Selling Securityholder, enforceable against such Selling Securityholder in accordance with its terms.

     (ii) The Selling Securityholder has duly executed and delivered a custody agreement (the "Custody Agreement") in the form heretofore delivered to the Representatives, appointing The First National Bank of Boston, as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Securities to be sold by the Selling Securityholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. The Selling Securityholder has full corporate power to enter into the Custody Agreement and to perform its obligations under the Custody Agreement. The Custody Agreement has been duly executed and delivered by the Selling Securityholder and, assuming due authorization, execution and delivery by the Custodian, is the valid and binding agreement of the Selling Securityholder, enforceable against the Selling Securityholder in accordance with its terms.

     (iii) The Selling Securityholder agrees that each of the Securities represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody are to that extent irrevocable and that the obligations of the Selling Securityholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of the Selling Securityholder, by operation of law or otherwise. If the Selling Securityholder shall liquidate or dissolve, or if any other event should occur, before the delivery of such Securities hereunder, the certificates for such Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such termination, liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

     (iv) The Selling Securityholder is the lawful record and beneficial owner of the Securities to be sold by the Selling Securityholder hereunder and upon sale and delivery of, and payment for, such Securities as provided herein, the Selling Securityholder will convey good and marketable title to such Securities, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.

     (v) The Selling Securityholder has not, directly or indirectly, (A) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Securities or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholder under this Agreement).

     (vi) The sale by the Selling Securityholder of Securities pursuant hereto is not prompted by any adverse information concerning the Company that is not set forth in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (vii) The sale of the Securities to the Underwriters by the Selling Securityholder pursuant to this Agreement, the compliance by the Selling Securityholder with the other provisions of this Agreement and the Custody Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as has been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Selling Securityholder is a party or by which the Selling Securityholder or any of the Selling Securityholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Selling Securityholder.

     (viii) To the extent that any statements or omissions are made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Selling Securityholder specifically for use therein, such information in the Preliminary Prospectus, the Registration Statement, the Prospectus or any Integrated Prospectus, and any amendments or supplements thereto, when they become effective or are filed with the Commission, as the case may be, did and will conform in all material respects to the requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Selling Securityholder has reviewed each of the Prospectus and any Integrated Prospectus (or if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) and the Registration Statement, and the information regarding the Selling Securityholder set forth therein under the caption "Principal and Selling Shareholders" is complete and accurate; provided, that for purposes of the foregoing, the information regarding the Selling Securityholder under such caption shall only consist of the following items of information: (i) the information set forth under the column entitled "Name and Address of Beneficial Owner", (ii) the information set forth under the column entitled "Shares Beneficially Owned Prior to the Offering -- Number", (iv) the information set forth under the column entitled "Shares Being Offered", (v) the information set forth under the column entitled "Shares Beneficially Owned After the Offering -- Number" and (vi) footnote one under such caption.

     (ix) The Selling Securityholder has not distributed and, prior to the later of (A) the Firm Closing Date and (B) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any

     Preliminary Prospectus, the Prospectus and any Integrated Prospectus or any supplement or amendment thereto, or any materials, if any permitted by the Act.

     3.     Purchase, Sale and Delivery of the Securities.
            ---------------------------------------------

     (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to, and the Selling Securityholder agrees to sell to, each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Selling Securityholder at a purchase price of $______ per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. The Company's Firm Securities shall consist of 500,000 shares of Common Stock and the Selling Securityholder's Firm Securities shall consist of 2,500,000 shares of Common Stock. The number of Firm Securities to be purchased by each Underwriter from the Company and the Selling Securityholder shall be as nearly as practicable in the same proportion to the total number of Firm Securities being sold by the Company and the Selling Securityholder as the total number of Firm Securities to be purchased by such Underwriter bears to the total number of Firm Securities to be purchased by the Underwriters hereunder. The obligations of the Company and of the Selling Securityholder shall be several and not joint. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company and the Selling Securityholder at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company and the Selling Securityholder to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer payable in same-day funds (the "Wired Funds") to the order of the Company in the case of the Company's Firm Securities and to the order of the Custodian in the case of the Selling Securityholder's Firm Securities. At the election of the several Underwriters, which election shall be made by the Representatives on behalf of such Underwriters, delivery of the Firm Securities may be made through the book-entry facilities of The Depository Trust Company on behalf of the Company to Prudential Securities Incorporated for the account of such Underwriters. Such delivery of and payment for the Firm Securities shall be made at the offices of King & Spalding, 120 West 45th Street, New York, New York 10036 at 9:30 A.M., New York time, on May __, 1997; or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date." The Company and the Selling Securityholder will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

     (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the

Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the Nasdaq National Market is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3 with respect to the sale of the Firm Securities, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

     (c) The Company and the Selling Securityholder hereby acknowledge that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute the closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company and the Selling Securityholder. Furthermore, in the event that the Underwriters wire funds to the Company and the Selling Securityholder prior to the completion of the closing of a purchase of the Securities, the Company and the Selling Securityholder hereby acknowledge that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company and the Selling Securityholder will not be entitled to the Wired Funds and shall return the Wired Funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of the Securities is not completed and the Wired Funds are not returned by the Company and the Selling Securityholder to the Underwriters on the same day the Wired Funds were received by the Company and the Selling Securityholder, the Company and the Selling Securityholder agree to reimburse the Underwriters for each day the Wired Funds are not returned, in same-day funds, interest on the amount of Wired Funds in an amount equal to each day's interest, based on an annual interest rate, simple interest, representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated. Upon satisfactory receipt of the Securities by the Underwriters in accordance with all the terms of this Agreement and the compliance by the Company and the Selling Securityholder with all the terms of this Agreement to be performed on or before the Closing Date, the Underwriters shall execute the receipt described above for the Securities.

     (d) It is understood that either of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

     4. Offering by the Underwriters. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

     5.   Covenants of the Company and the Selling Securityholder.

     (a)  The Company covenants and agrees with each of the Underwriters that:

          (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof, any Integrated Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (A) will comply with all requirements imposed upon it by the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and each of the Prospectus and any Integrated Prospectus, as then amended or supplemented and (B) will not file with the Commission the Prospectus, Term Sheet or Integrated Prospectus or the amendment referred to in the second sentence of Section 2(a)(i) hereof, any amendment or supplement to such Prospectus, Term Sheet, Integrated Prospectus or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or any Rule 462(b) Registration Statement or amendments or supplements to the Prospectus any Integrated Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus and any Integrated Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

          (ii) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any required Integrated Prospectus or any amendment or supplement thereto or any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, (B) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (C) the institution, threatening or contemplation of any proceeding for any such purpose or (D) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

          (iii) The Company will arrange for the qualification of the Securities for offering and sale (with the assistance of counsel for the Underwriters) under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

          (iv) If, at any time prior to the later of (A) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (B) the Option Closing Date, any event occurs as a result of which the Prospectus or any Integrated Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus or any Integrated Prospectus to comply with the Act, the Exchange Act or the respective rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a)(i) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus or any Integrated Prospectus that corrects such statement or omission or effects such compliance.

          (v) The Company will, without charge, provide (A) to the Representatives and to counsel for the Underwriters three signed copies of the registration statement originally filed with respect to the Securities and each amendment thereto and any Rule 462(b) Registration Statement (in each case including exhibits thereto) as the Representatives and counsel to the Underwriters may reasonably request, (B) to each other Underwriter, a conformed copy of such registration statement and any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (C) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (C) of this sentence, the Company, not later than (1) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 AM, New York City time, on such date or (2) 2:00 PM, New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 AM, New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

          (vi) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives a consolidated earnings statement of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

          (vii) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus or any Integrated Prospectus.

          (viii) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, Common Stock or other capital stock of the Company, or any right to purchase or acquire Common Stock or other capital stock of the Company for a period of 120 days after the date hereof, except pursuant to this Agreement, and except for issuances of options pursuant to stock option plans and employment agreements in existence on the date hereof.

          (ix) The Company will not, directly or indirectly, (A) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) (1) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (2) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholder under this Agreement).

          (x) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus and any Integrated Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith, prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

          (xi) The Company will obtain the agreements described in Section 7(g) hereof from all persons other than the Selling Securityholder prior to the Firm Closing Date.

          (xii) The Company, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

          (xiii) The Company will cause Firm Securities and Option Securities to be issued and sold by it to be included in the Nasdaq National Market prior to the Firm Closing Date. The Company will ensure that the Securities remain included for trading on the Nasdaq National Market following the Firm Closing Date.

          (xiv) During a period of three years from the effective date of the Registration Statement, the Company will furnish to you and, upon request, to each of the other Underwriters, without charge, (A) copies of all reports or other communications (financial or other) furnished to securityholders, (B) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange and (C) such additional publicly available information concerning the business and financial condition of the Company, if any, as you may reasonably request.

     (xv) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (A) 10:00 P.M. Eastern time on the date of this Agreement and (B) the time confirmations are sent or given, as specified by Rule 462(b)(2).

     (b) The Selling Securityholder covenants and agrees with each of the Underwriters that:

     (i) The Selling Securityholder will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, Common Stock or other capital stock of the Company, or any right to purchase or acquire Common Stock or other capital stock of the Company for a period of 120 days after the date hereof, except (A) pursuant to this Agreement, (B) as required to comply with the insurance law of the State of New Jersey, (C) in a transaction effected other than on the Nasdaq National Market that is exempt from the registration requirements of the Act or (D) as consented to in writing by Prudential Securities Incorporated.

     (ii) The Selling Securityholder will not, directly or indirectly, (A) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) (1) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (2) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholder under this Agreement).

     (iii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, the Selling Securityholder agrees to deliver to the Representatives prior to or on the Firm Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof).

     6. Expenses. The Company and the Selling Securityholder jointly and severally will pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Securityholder under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (a) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (b) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (c) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (d) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees and the Custodian's fees, (e) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (f) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (g) any listing of the Securities on the Nasdaq National Market, (h) meetings with prospective investors in the Securities (other than shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (i) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters). Any transfer taxes imposed on the sale of the Securities to the several Underwriters will be paid by the Company and the Selling Securityholder pro rata. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company or the Selling Securityholder to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company and the Selling Securityholder will jointly and severally reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company and the Selling Securityholder shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

     7. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company and the Selling Securityholder contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Securityholder of its covenants and agreements hereunder and to the following additional conditions:

     (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2) or, with respect to the Original Registration Statement, such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any Integrated Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus or any Integrated Prospectus or otherwise).

     (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Baker & Daniels, counsel for the Company, to the effect that:

          (i) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of Indiana and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), business prospects, net worth or results of operations of the Company.

          (ii) the Company has the corporate power to own or lease its properties and conduct its business as described in the Registration Statement, the Prospectus and any Integrated Prospectus, and the Company has the corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

          (iii) the Company has an authorized, issued and outstanding capitalization as set forth in each of the Prospectus and any Integrated Prospectus; all of the issued shares of capital stock of the Company (including but not limited to the Securities being sold by the Selling Securityholder) have been duly authorized and validly issued and are fully paid and nonassessable, and were not issued in violation of or subject to any statutory or, to the best knowledge of such counsel, contractual preemptive rights or other rights to subscribe for or purchase securities; the Firm Securities and Option Securities being issued and sold by the Company have been duly authorized and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Securities being issued and sold by the Company have been duly listed for trading on the Nasdaq National Market; no holders of outstanding shares of capital stock of the Company are entitled as such to any statutory or, to the best knowledge of such counsel, contractual preemptive or other rights to subscribe for any of the Securities; and, to the best knowledge of such counsel, no holders of securities of the Company are entitled to have such securities registered under the Registration Statement;

          (iv) to the best knowledge of such counsel, the Company does not directly or indirectly own any shares of stock or any other equity securities of any corporation or have any direct or indirect equity interest in any firm, partnership, association or other entity, which corporation, firm, partnership, association or other entity would, individually or when aggregated with all such other corporations, firms, partnerships, associations or other entities, be considered a "significant subsidiary" within the meaning of Rule 1-02 of Regulation S-X under the Act.

          (v) the statements set forth under the heading "Description of Capital Stock" in each of the Prospectus and any Integrated Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions, and the statements set forth under the headings "Business - Legal Proceedings" in each of the Prospectus and any Integrated Prospectus, insofar as such statements constitute a summary of the matters referred to therein, provide a fair summary of such matters;

          (vi) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company, and this Agreement has been duly executed and delivered by the Company;

          (vii) (A) to the best knowledge of such counsel, no legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject that are required to be described in the Registration Statement, the Prospectus and any Integrated Prospectus and are not described therein, no such proceedings have been threatened against the Company or with respect to any of its properties and (B) no contract or other document known to such counsel is required to be described in the Registration Statement, the Prospectus and any Integrated Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

          (viii) the issuance, offering and sale of the Securities being issued and sold by the Company to the Underwriters pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument known to such counsel to which the Company is a party or by which the Company or any of its properties are bound, or the charter documents or the bylaws of the Company, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel after investigation and applicable to the Company;

          (ix) the Registration Statement is effective under the Act; any required filing of the Prospectus or any Term Sheet that constitutes a part thereof and of any Integrated Prospectus pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best knowledge of such counsel, are contemplated by the Commission;

          (x) the registration statement originally filed with respect to the Securities and each amendment thereto, any Rule 462(b) Registration Statement, the Prospectus and any Integrated Prospectus (in each case including the documents incorporated by reference therein but not including the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder;

          (xi) the Company is not an "investment company" under the Investment Company Act of 1940, as amended, and consummation of the transactions herein contemplated will not cause the Company to become an investment company subject to registration under the Investment Company Act;

          (xii) except as disclosed in each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

          (xiii) If the Company elects to rely on Rule 434, the Prospectus is not "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or any effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A).

     Such counsel shall also state that they have no reason to believe (A) that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading and
(B) that each of the Prospectus and any Integrated Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials. The opinion shall also state that as to matters of Indiana law, King & Spalding, counsel to the Underwriters, shall be entitled to rely upon such opinion.

     References to the Registration Statement and the Prospectus or any Integrated Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

     (c) The Representatives shall have received an opinion, dated the Firm Closing Date of Deborah G. Shulevitz, Esq., counsel for the Selling Securityholder, to the effect that:

          (i) the Selling Securityholder has full corporate power to enter into this Agreement and the Custody Agreement and to sell, assign, transfer and deliver to the Underwriters the Securities to be sold by the Selling Securityholder hereunder in accordance with the terms of this Agreement, and to perform its obligations under the Custody Agreement; the execution and delivery of this Agreement and the Custody Agreement have been duly authorized by all necessary corporate action of the Selling Securityholder; this Agreement and the Custody Agreement have been executed and delivered by the Selling Securityholder; assuming due authorization, execution and delivery by the Custodian, the Custody Agreement is the valid and binding agreement of the Selling Securityholder, enforceable against such Selling Securityholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies;

          (ii) assuming that the Underwriters purchased the Securities being sold hereunder in good faith without notice of any adverse claims as defined in Section 8-302 of the Uniform Commercial Code, the delivery by the Selling Securityholder to the Underwriters of certificates for the Securities being sold hereunder by the Selling Securityholder against payment therefor as provided herein, will convey good and marketable title to the Securities to the several Underwriters, free and clear of any security interests, liens, encumbrances, equities, claims or other defects; and

          (iii) the sale of the Securities to the Underwriters by the Selling Securityholder pursuant to this Agreement, the compliance by the Selling Securityholder with the other provisions of this Agreement and the Custody Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as has been obtained and such as may be required under state securities or blue sky laws or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, material lease or other material agreement or instrument known to such counsel to which the Selling Securityholder is a party or by which the Selling Securityholder or any of such Selling Securityholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel applicable to such Selling Securityholder.

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, the Selling Securityholder and public officials.

     References to the Registration Statement and the Prospectus or any Integrated Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

     (d) The Representatives shall have received an opinion, dated the Firm Closing Date, of King & Spalding, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement, the Prospectus or any Integrated Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely as to all matters of Indiana law upon the opinion of Baker & Daniels.

     (e) The Representatives shall have received from Price Waterhouse LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

          (i) they are independent accountants with respect to the Company and its subsidiaries (the "Subsidiaries") within the meaning of the Act, the Exchange Act and the applicable rules and regulations thereunder;

          (ii) in their opinion, the audited consolidated financial statements and schedules of the Company included in the Registration Statement, the Prospectus and any Integrated Prospectus comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations;

          (iii) on the basis of (A) their review, in accordance with standards established by the American Institute of Certified Public Accountants in SAS 71, Interim Financial Information, of any interim unaudited consolidated financial statements of the Company and its consolidated subsidiaries included in the Registration Statement, the Prospectus and any Integrated Prospectus (which do not constitute an examination made in accordance with generally accepted auditing standards), (B) a reading of the interim consolidated financial data for the period from the date of the latest balance sheet included in the Registration Statement, Prospectus and any Integrated Prospectus to the date of the latest available interim consolidated financial data, (C) a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company and its Subsidiaries, from February 2, 1997 through a date not more than five days prior to the date of such letter, and (D) inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

               (X) the interim unaudited consolidated financial statements, if any, of the Company and its consolidated Subsidiaries included in the Registration Statement, the Prospectus and any Integrated Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder or that any material modifications should be made to said interim unaudited consolidated financial statements for them to be in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement, the Prospectus and any Integrated Prospectus;

               (Y) at the date of the latest available interim consolidated financial data and at a specific date not more than five business days prior to the date of such letter, there was any change in long-term or short-term debt of the Company and its Subsidiaries or any decreases in net current assets (working capital) or shareholders' equity of the Company and its Subsidiaries, in each case compared with amounts shown on the February 1, 1997 audited consolidated balance sheet included in the Registration Statement, the Prospectus and any Integrated Prospectus, or for the period from February 2, 1997 to such specified date there were any decreases, as compared with the prior comparable period, in net sales or income before income taxes or total or per share amounts of net income of the Company and its Subsidiaries, except in all instances for changes, decreases or increases set forth in such letter; and

          (iv) they have carried out certain specified procedures (as requested by the Representatives and which Price Waterhouse LLP is willing to perform and report upon), not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its Subsidiaries and are included in the Registration Statement, the Prospectus and any Integrated Prospectus and the documents incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus, and have compared such amounts, percentages and financial information with such records of the Company and its Subsidiaries or with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

     In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation from the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary and (B) such changes, decreases or increases do not, in the sole judgment of the

Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

     References to the Registration Statement, the Prospectus and any Integrated Prospectus in this paragraph (e) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

     (f) The Representatives shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

          (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and each of the Prospectus and any Integrated Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus, or any amendment or supplement thereto, has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

          (iii) subsequent to the respective dates as of which information is given in the Registration Statement and each of the Prospectus and any Integrated Prospectus, (A) the Company has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company; (B) the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (C) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (D) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus and any Integrated Prospectus (exclusive of any amendment or supplement thereto).

     (g) The Representatives shall have received from the Selling Securityholder and each executive officer and director of the Company an agreement to the effect that such person or entity will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, pledge, offer of sale, contract of sale, grant of an option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock or other capital stock of the Company, or any right to purchase or acquire Common Stock or other capital stock of the Company for a period of 120 days after the date of this Agreement, except (A) pursuant to this Agreement, (B) for issuances of options pursuant to stock option plans and employment agreements in existence on the date hereof and (C) with respect to the Selling Securityholder, (i) as required to comply with the insurance law of the State of New Jersey, (ii) in a transaction effected other than on the Nasdaq National Market that is exempt from the registration requirements of the Act or
(iii) as consented to in writing by Prudential Securities Incorporated.

     (h) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

     (i) Prior to the commencement of the offering of the Securities, the Securities to be issued and sold by the Company shall have been included in the Nasdaq National Market.

     (j) The Underwriters shall have received a certificate from the Selling Securityholder, signed by the Selling Securityholder, dated the Firm Closing Date, to the effect that:

          (i) the representations and warranties of the Selling Securityholder in this Agreement are true and correct as if made on and as of the Firm Closing Date;

          (ii) with respect to statements or omissions in (A) the Registration Statement, as amended as of the Firm Closing Date, made in reliance upon and in conformity with written information furnished to the Company by the Selling Securityholder specifically for use in the Registration Statement therein, the Registration Statement does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and (B) either the Prospectus or any Integrated Prospectus, as amended or supplemented as of the Firm Closing Date, made in reliance upon and in conformity with written information furnished to the Company by the Selling Securityholder specifically for use in the Registration Statement therein does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading; and

          (iii) the Selling Securityholder has performed all covenants and agreements on his or its part to be performed or satisfied at or prior to the Firm Closing Date.

     All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

     The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

     8.   Indemnification and Contribution.
          --------------------------------

     (a) The Company agrees to indemnify and hold harmless each Underwriter, the Selling Securityholder and each person, if any, who controls any Underwriter or the Selling Securityholder within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter, the Selling Securityholder or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i) any untrue statement or alleged untrue statement made by the Company in Section 2 of this Agreement,

          (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

          (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or

          (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials supplied by the Company to be used in connection with the marketing of the Securities, including without limitations, slides, videos, films and tape recordings, and will reimburse, as incurred, each Underwriter, the Selling Securityholder and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter, the Selling Securityholder or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter or the Selling Securityholder, as the case may be, through the Representatives specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter, the Selling Securityholder or any person who controls any such Underwriter or the Selling Securityholder, as the case may be, within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Selling Securityholder, all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding. Notwithstanding anything to the contrary contained herein, the liability of the Company to the Selling Securityholder and any person who controls the Selling Securityholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act under the indemnity agreement contained in this Section 8(a) shall be limited to $1,000,000.

     (b) The Selling Securityholder (except as provided in Section 8(f)) agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any

Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto; or

          (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading;

but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Selling Securityholder for use therein. This indemnity agreement will be in addition to any liability which the Selling Securityholder may otherwise have. The Selling Securityholder will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriters and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

     (c) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Securityholder and each person, if any, who controls the Company or the Selling Securityholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, any such director or officer of the Company, the Selling Securityholder or any such controlling person of the Company or such Selling Securityholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person or the Selling Securityholder in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

     (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Securityholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company and the Selling Securityholder bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Securityholder or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Securityholder and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (e). Notwithstanding any other provision of this paragraph (e), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company or any Selling Securityholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or such Selling Securityholder, as the case may be.

     (f) Notwithstanding anything contained herein to the contrary, the liability of the Selling Securityholder under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount equal to the public offering price of the Securities to be sold by such Selling Securityholder to the Underwriters minus the amount of the underwriting discount paid thereon to the Underwriters by the Selling Securityholder.

     9. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof if the default is with respect to the Firm Closing Date and without liability for the Option Shares if such default is with respect to the Option Closing Date. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

     10. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and its officers, the Selling Securityholder and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Selling Securityholder, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     11.  Termination.

     (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company or the Selling Securityholder given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company or the Selling Securityholder shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

          (i) the Company shall have, in the sole judgment of the Representatives, sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, except in each case as described in or contemplated by each of the Prospectus and any Integrated Prospectus (exclusive of any amendment or supplement thereto);

          (ii) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market;

          (iii) trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market system;

          (iv) banking moratorium shall have been declared by New York or United States authorities; or

          (v) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the United States financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

     (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

     12. Information Supplied by Underwriters. The statements set forth in the last paragraph on the front cover page and in the first and third paragraphs under the heading "Underwriting" in any Preliminary Prospectus, the Prospectus or any Integrated Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(a)(ii) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

     13. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Equity Transactions Group; if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 6003 Guion Road, Indianapolis, Indiana 46254, Attention: Chief Executive Officer and President; if sent to the Selling Securityholder shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Selling Securityholder at Four Gateway Center, Newark, New Jersey 07102-4069, Attention:
Paul Meiring.

     14. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, the Selling Securityholder and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Selling Securityholder contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company or the Selling Securityholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

     15. Applicable Law. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

     16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, the Selling Securityholder and each of the several Underwriters.

                              Very truly yours,

                              PAUL HARRIS STORES, INC.


                              By:
                                ________________________________________________
                                Name:
                                Title:


                              THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                              By:
                                ________________________________________________
                                Name:
                                Title:



The foregoing Agreement
is hereby confirmed and
accepted as of the date
first above written.

PRUDENTIAL SECURITIES INCORPORATED
ROBERTSON, STEPHENS & COMPANY LLC
RODMAN & RENSHAW, INC.

By: PRUDENTIAL SECURITIES INCORPORATED


By:  __________________________________
     Name: Jean-Claude Canfin
     Title: Managing Director


For itself and on behalf of the Representatives.

                                   SCHEDULE 1

                                  UNDERWRITERS


                                                 Number of Company's
                                                 Firm Securities to be
Underwriter                                      Purchased
-----------                                      ---------------------
Prudential Securities Incorporated.............
Robertson, Stephens & Company LLC..............
Rodman & Renshaw, Inc..........................



         Total.................................           500,000
                                                          -------